                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $     8,230,658.42

RECEIPTS:
  1. Receipts from Operations                                                   $        82,891.53
  2. Other Receipts                                                             $                -
     Other Receipts (Received by Parent or Affiliate)                           $                -
                                                                                ------------------
TOTAL RECEIPTS                                                                  $        82,891.53
Less:  Receipts received by Parent or Affiliate                                 $                -
                                                                                ------------------
ADJUSTED RECEIPTS                                                               $        82,891.53

DISBURSEMENTS
  3. Net Payroll
        a. Officers                                                             $                -
        b. Others                                                               $                -
  4. Taxes
        a. Federal Income Taxes                                                 $                -
        b. FICA Withholdings                                                    $                -
        c. Employee's withholdings                                              $                -
        d. Employer's FICA                                                      $                -
        e. Federal Unemployment Taxes                                           $                -
        f. State Income Tax                                                     $                -
        g. State Employee withholdings                                          $                -
        h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                          $                -
        b. Utilities                                                            $                -
        c. Insurance                                                            $                -
        d. Merchandise bought for manufacture or sell                           $                -
        e. Other necessary expenses
           Computer Access/Hosting Services                                     $        21,790.00
           Bank fees                                                            $         1,181.70
           Other                                                                $           225.00
                                                                                ------------------
TOTAL DISBURSEMENTS                                                             $        23,196.70
Less: Disbursements paid by Parent/Affiliate                                    $       (23,196.70)
                                                                                ------------------
ADJUSTED DISBURSEMENTS                                                          $                -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $        82,891.53

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $                -
                                                                                ------------------

ENDING BALANCE IN Citibank                                                      $         8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $     6,736,380.25
                                                                                ------------------
ENDING BALANCE IN BofA-Dallas TX                                                $     1,568,736.80
                                                                                ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $     8,313,549.95
                                                                                ==================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

       DATE RECEIVED               DESCRIPTION               AMOUNT
       -------------               -----------               ------
Receipts from Operations:

       16/10/2003               New Global Telecom           2,338.00
       16/10/2003                  Utility.Com              12,371.71
       24/10/2003                   ARC Phone               68,181.82
                                                          -----------
                                                          $ 82,891.53
                                                          ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF INVENTORY

 Beginning Inventory                    $   -
 Add: purchases                         $   -
 Less: goods sold                       $   -
                                        -----
 Ending inventory                       $   -
                                        =====

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period          $   -
 Payroll taxes due but unpaid           $   -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR           AMOUNT OF                NUMBER OF               AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE       REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------          --------------       ---------------        -------------------     -------------------
TMR, Inc                             Monthly          $     40,174.00                 0              $                 -
New World Tower Partners             Monthly          $     12,651.40                 0              $                 -
Quinby Building Inc                  Monthly          $     10,087.82                 2              $         20,175.64
111 Eight Ave, LLC                   Monthly          $     42,485.59                 0              $                 -
Descalso Howard                      Monthly          $      8,585.00                 0              $                 -
One Wilshire Arcade                  Monthly          $      7,938.44                 1              $          7,938.44
Hatfield Philips                     Monthly          $      5,371.63                 0              $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                     3RD PARTY*        INTERCOMPANY           TOTAL
                                                                    ----------------    ---------------    -----------------
Beginning of month balance                                          $ 100,410,397.64    $  7,015,176.24    $  107,425,573.88
Add: sales on account                                               $              -    $             -    $               -
Less: customer credits                                              $              -    $             -    $               -
Less: collections                                                   $     (82,891.53)   $             -    $      (82,891.53)
Less: offsets                                                       $              -    $             -    $               -
Less: application of customer deposits                              $              -    $             -    $               -
                                                                    ----------------    ---------------    -----------------
End of month balance                                                $ 100,327,506.11    $  7,015,176.24    $  107,342,682.35
                                                                    ================    ===============    =================

0-30 Days       31-60 Days           61-90 Days            Over 90 Days     End of Month Total
---------       ----------           ----------          ---------------    ------------------
$       -       $        -           $        -          $100,327,506.11    $   100,327,506.11

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                       3RD PARTY         INTERCOMPANY            TOTAL
                                                                    ----------------    ---------------    -----------------
Beginning of month balance                                          $   5,528,060.86    $  5,113,806.89    $   10,641,867.75
Add: sales on account**                                             $      23,196.70    $             -    $       23,196.70
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                    $     (23,196.70)   $     23,196.70    $               -
   Net cash advanced by Parent or Affiliate                         $              -    $             -    $               -
   Credit extended by Parent or Affiliate                           $              -    $             -    $               -
   Amounts collected on behalf of Affiliate                         $              -    $             -    $               -
Less: payments                                                      $              -    $             -    $               -
                                                                    ----------------    ---------------    -----------------
End of month balance                                                $   5,528,060.86    $  5,137,003.59    $   10,665,064.45
                                                                    ================    ===============    =================

0-30 Days       31-60 Days         61-90 Days            Over 90 Days     End of Month Total
---------       ----------         ----------          ---------------    ------------------
$       -       $        -         $        -          $  5,528,060.86    $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                       Yes (X)             No ( )

2. FICA withholdings                          Yes (X)             No ( )

3. Employee's withholdings                    Yes (X)             No ( )

4. Employer's FICA                            Yes (X)             No ( )

5. Federal unemployment taxes                 Yes (X)             No ( )

6. State income tax                           Yes (X)             No ( )

7. State employee withholdings                Yes (X)             No ( )

8. All other state taxes                      See Note Below

   If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $     8,313,549.95

RECEIPTS:
  1. Receipts from Operations                                                   $                -
  2. Other Receipts                                                             $                -
     Other Receipts (Received by Parent or Affiliate)                           $     5,613,249.18
                                                                                ------------------
TOTAL RECEIPTS                                                                  $     5,613,249.18
Less: Receipts received by Parent or Affiliate                                  $    (5,613,249.18)
                                                                                ------------------
ADJUSTED RECEIPTS                                                               $                -

DISBURSEMENTS
  3. Net Payroll
        a. Officers                                                             $                -
        b. Others                                                               $                -
  4. Taxes
        a. Federal Income Taxes                                                 $                -
        b. FICA Withholdings                                                    $                -
        c. Employee's withholdings                                              $                -
        d. Employer's FICA                                                      $                -
        e. Federal Unemployment Taxes                                           $                -
        f. State Income Tax                                                     $                -
        g. State Employee withholdings                                          $                -
        h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                          $                -
        b. Utilities                                                            $                -
        c. Insurance                                                            $                -
        d. Merchandise bought for manufacture or sell                           $                -
        e. Other necessary expenses
           Computer Access/Hosting Services                                     $        21,625.00
           Bank fees                                                            $         1,178.39
           U.S. Trustee fees                                                    $           500.00
                                                                                ------------------

TOTAL DISBURSEMENTS                                                             $        23,303.39
Less: Disbursements paid by Parent/Affiliate                                    $       (23,303.39)
                                                                                ------------------
ADJUSTED DISBURSEMENTS                                                          $                -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $                -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $                -
                                                                                ------------------

ENDING BALANCE IN Citibank                                                      $         8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $     6,736,380.25
ENDING BALANCE IN BofA-Dallas TX                                                $     1,568,736.80
                                                                                ------------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $     8,313,549.95
                                                                                ==================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

                       RECEIVED INTO PARENT'S BANK ACCOUNT

 DATE RECEIVED                 DESCRIPTION                  AMOUNT
 -------------                 -----------                  ------
Other Receipts:

  01/12/2003           FCI UK Estate Distribution*        5,613,249.18
                                                        --------------
                                                        $ 5,613,249.18
                                                        ==============

* Of this collection, $1,197,216.93 represents collection of an administrative accounts receivable.

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF INVENTORY

 Beginning Inventory                     $     -
 Add: purchases                          $     -
 Less: goods sold                        $     -
                                         -------
 Ending inventory                        $     -
                                         =======

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period           $     -
 Payroll taxes due but unpaid            $     -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR          AMOUNT OF             NUMBER OF                 AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
-----------------------          --------------      ---------------     -------------------       -------------------
TMR, Inc                             Monthly         $     40,174.00              0                $                 -
New World Tower Partners             Monthly         $     12,651.40              0                $                 -
Quinby Building Inc                  Monthly         $     10,087.82              2                $         20,175.64
111 Eight Ave, LLC                   Monthly         $     42,485.59              0                $                 -
Descalso Howard                      Monthly         $      8,585.00              0                $                 -
One Wilshire Arcade                  Monthly         $      7,938.44              1                $          7,938.44
Hatfield Philips                     Monthly         $      5,371.63              0                $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                      3RD PARTY*         INTERCOMPANY            TOTAL
                                                                      ----------------    ----------------    -----------------

Beginning of month balance                                            $ 100,327,506.11    $   7,015,176.24    $  107,342,682.35
Add: sales on account                                                 $              -    $              -    $               -
Less: customer credits                                                $              -    $              -    $               -
Less: collections                                                     $              -    $   4,416,032.25    $    4,416,032.25
Less: offsets                                                         $              -    $              -    $               -
Less: application of customer deposits                                $              -    $              -    $               -
                                                                      ----------------    ----------------    -----------------
End of month balance                                                  $ 100,327,506.11    $  11,431,208.49    $  111,758,714.60
                                                                      ================    ================    =================

0-30 Days        31-60 Days                                           61-90 Days            Over 90 Days      End of Month Total
---------        ----------                                           ----------          ----------------    ------------------
$       -        $        -                                           $        -          $ 100,327,506.11    $  100,327,506.11

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                         3RD PARTY          INTERCOMPANY            TOTAL
                                                                      ----------------    ----------------    -----------------
Beginning of month balance                                            $   5,528,060.86    $   5,137,003.59    $   10,665,064.45
Add: sales on account**                                               $      23,303.39    $              -    $       23,303.39
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                      $     (23,303.39)   $      23,303.39    $               -
   Net cash advanced by Parent or Affiliate                           $              -    $              -    $               -
   Credit extended by Parent or Affiliate                             $              -    $              -    $               -
   Amounts collected on behalf of Affiliate                           $              -    $              -    $               -
Less: payments                                                        $              -    $              -    $               -
                                                                      ----------------    ----------------    -----------------
End of month balance                                                  $   5,528,060.86    $   5,160,306.98    $   10,688,367.84
                                                                      ================    ================    =================

0-30 Days        31-60 Days                                           61-90 Days            Over 90 Days      End of Month Total
---------        ----------                                           ----------          ----------------    ------------------
$       -        $        -                                           $        -          $   5,528,060.86    $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                      Yes (X)            No ( )

2. FICA withholdings                         Yes (X)            No ( )

3. Employee's withholdings                   Yes (X)            No ( )

4. Employer's FICA                           Yes (X)            No ( )

5. Federal unemployment taxes                Yes (X)            No ( )

6. State income tax                          Yes (X)            No ( )

7. State employee withholdings               Yes (X)            No ( )

8. All other state taxes                     See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                       _________________________________________
                                       For the Debtor In Possession

                                       Henry C. Lyon
                                       Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $    8,313,549.95

RECEIPTS:
  1. Receipts from Operations                                                   $       70,681.82
  2. Other Receipts                                                             $               -
     Other Receipts (Received by Parent or Affiliate)                           $               -
                                                                                -----------------
TOTAL RECEIPTS                                                                  $       70,681.82
Less:  Receipts received by Parent or Affiliate                                 $               -
                                                                                -----------------
ADJUSTED RECEIPTS                                                               $       70,681.82

DISBURSEMENTS
  3. Net Payroll
        a. Officers                                                             $               -
        b. Others                                                               $               -
  4. Taxes
        a. Federal Income Taxes                                                 $               -
        b. FICA Withholdings                                                    $               -
        c. Employee's withholdings                                              $               -
        d. Employer's FICA                                                      $               -
        e. Federal Unemployment Taxes                                           $               -
        f. State Income Tax                                                     $               -
        g. State Employee withholdings                                          $               -
        h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                          $               -
        b. Utilities                                                            $               -
        c. Insurance                                                            $               -
        d. Merchandise bought for manufacture or sell                           $               -
        e. Other necessary expenses
           Computer Access/Hosting Services                                     $       21,625.00
           Commissions on accounts receivable collections                       $               -
           Other                                                                $               -
                                                                                -----------------

TOTAL DISBURSEMENTS                                                             $       21,625.00
Less: Disbursements paid by Parent/Affiliate                                    $      (21,625.00)
                                                                                -----------------
ADJUSTED DISBURSEMENTS                                                          $               -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $       70,681,82

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $    5,613,249,18
                                                                                -----------------

ENDING BALANCE IN Citibank                                                      $        8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $   12,420,311.25
ENDING BALANCE IN BofA-Dallas TX                                                $    1,568,736.80
                                                                                -----------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $   13,997,480.95
                                                                                =================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

      DATE RECEIVED                DESCRIPTION          AMOUNT
      -------------                -----------          ------
Receipts from Operations:

       23/12/2003                   Tawakaltel           2,500.00
       23/12/2003                   ARC Phone           68,181.82
                                                      -----------
                                                      $ 70,681.82
                                                      ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF INVENTORY

 Beginning Inventory                    $    -
 Add: purchases                         $    -
 Less: goods sold                       $    -
                                        ------
 Ending inventory                       $    -
                                        ======

PAYROLL INFORMATION STATEMENT

 Gross payroll for this period          $    -
 Payroll taxes due but unpaid           $    -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                  DATE REGULAR           AMOUNT OF                NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR          PAYMENT IS DUE       REGULAR PAYMENT        PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------          --------------       ---------------        --------------------     -------------------
TMR, Inc                             Monthly          $     40,174.00                 0               $                 -
New World Tower Partners             Monthly          $     12,651.40                 0               $                 -
Quinby Building Inc                  Monthly          $     10,087.82                 2               $         20,175.64
111 Eight Ave, LLC                   Monthly          $     42,485.59                 0               $                 -
Descalso Howard                      Monthly          $      8,585.00                 0               $                 -
One Wilshire Arcade                  Monthly          $      7,938.44                 1               $          7,938.44
Hatfield Philips                     Monthly          $      5,371.63                 0               $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                    3RD PARTY*            INTERCOMPANY             TOTAL
                                                   --------------------------------------------------------------
Beginning of month balance                         $  100,327,506.11      $  11,431,208.49      $  111,758,714.60
Add: sales on account                              $               -      $              -      $               -
Less: customer credits                             $   (1,645,037.29)     $              -      $   (1,645,037.29)
Less: collections                                  $      (70,681.82)     $  (5,613,249.18)     $   (5,683,931.00)
Less: offsets                                      $               -      $              -      $               -
Less: application of customer deposits             $               -      $              -      $               -
                                                   --------------------------------------------------------------
End of month balance                               $   98,611,787.00      $   5,817,959.31      $  104,429,746.31
                                                   ==============================================================

0-30 Days                31-60 Days                  61-90 Days            Over 90 Days       End of Month Total
---------                ----------                  ----------            ------------       ------------------
$       -                 $        -               $               -      $   98,611,787.00     $  98,611,787.00

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY             INTERCOMPANY           TOTAL
                                                   -------------------------------------------------------------
Beginning of month balance                         $  5,528,060.86        $  5,160,306.98       $  10,688,367.84
Add: sales on account**                            $     21,625.00        $             -       $      21,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $    (21,625.00)       $     21,625.00       $              -
   Net cash advanced by Parent or Affiliate        $             -        $             -       $              -
   Credit extended by Parent or Affiliate          $             -        $             -       $              -
   Amounts collected on behalf of Affiliate        $             -        $             -       $              -
Less: payments                                     $             -        $             -       $              -
                                                   -------------------------------------------------------------
End of month balance                               $  5,528,060.86        $  5,181,931.98       $  10,709,992.84
                                                   =============================================================

0-30 Days                31-60 Days                  61-90 Days            Over 90 Days       End of Month Total
---------                ----------                  ----------            ------------       ------------------
$       -                $        -                $            -        $  5,528,060.86       $    5,528,060.86

 *Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2003

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes                 Yes (X)                  No ( )

       2. FICA withholdings                    Yes (X)                  No ( )

       3. Employee's withholdings              Yes (X)                  No ( )

       4. Employer's FICA                      Yes (X)                  No ( )

       5. Federal unemployment taxes           Yes (X)                  No ( )

       6. State income tax                     Yes (X)                  No ( )

       7. State employee withholdings          Yes (X)                  No ( )

       8. All other state taxes                    See Note Below

       If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  ------------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                     $     13,997,480.95

RECEIPTS:
 1.  Receipts from Operations                                         $         70,681.82
 2.  Other Receipts                                                   $                 -
     Other Receipts (Received by Parent or Affiliate)                 $                 -
                                                                     --------------------
TOTAL RECEIPTS                                                        $         70,681.82
Less:  Receipts received by Parent or Affiliate                       $                 -
                                                                     --------------------
ADJUSTED RECEIPTS                                                     $         70,681.82

DISBURSEMENTS
 3. Net Payroll
     a. Officers                                                      $                 -
     b. Others                                                        $                 -
 4. Taxes
     a. Federal Income Taxes                                          $                 -
     b. FICA Withholdings                                             $                 -
     c. Employee's withholdings                                       $                 -
     d. Employer's FICA                                               $                 -
     e. Federal Unemployment Taxes                                    $                 -
     f. State Income Tax                                              $                 -
     g. State Employee withholdings                                   $                 -
     h. All other state taxes

 5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                   $                 -
     b. Utilities                                                     $                 -
     c. Insurance                                                     $                 -
     d. Merchandise bought for manufacture or sell                    $                 -
     e. Other necessary expenses
         Computer Access/Hosting Services                             $         21,625.00
         Commissions on accounts receivable collections               $                 -
         Other                                                        $                 -
                                                                     --------------------

TOTAL DISBURSEMENTS                                                   $         21,625.00
Less: Disbursements paid by Parent/Affiliate                          $        (21,625.00)
                                                                     --------------------
ADJUSTED DISBURSEMENTS                                                $                 -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                   $         70,681.82

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                               $                 -
                                                                     --------------------

ENDING BALANCE IN Citibank                                            $          8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                     $     12,490,993.07
ENDING BALANCE IN BofA-Dallas TX                                      $      1,568,736.80

                                                                     --------------------
ENDING BALANCE IN ALL ACCOUNTS                                        $     14,068,162.77
                                                                     ====================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        BofA-Atlanta GA
Account Number:      329979536

     DATE RECEIVED                  DESCRIPTION             AMOUNT
     -------------                  -----------             ------
Receipts from Operations:

       1/8/2004                     Tawakaltel             2,500.00
       1/8/2004                     ARC Phone             68,181.82

                                                        -----------
                                                        $ 70,681.82
                                                        ===========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory                             $                  -
Add: purchases                                  $                  -
Less: goods sold                                $                  -
                                                --------------------
Ending inventory                                $                  -
                                                ====================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                  $                  -
Payroll taxes due but unpaid                   $                  -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                               DATE REGULAR        AMOUNT OF             NUMBER OF              AMOUNT OF
NAME OF CREDITOR/LESSOR       PAYMENT IS DUE    REGULAR PAYMENT     PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
-----------------------       --------------    ----------------    --------------------    -------------------
TMR, Inc                          Monthly       $  40,174.00                 0                 $          -
New World Tower Partners          Monthly       $  12,651.40                 0                 $          -
Quinby Building Inc               Monthly       $  10,087.82                 2                 $  20,175.64
111 Eight Ave, LLC                Monthly       $  42,485.59                 0                 $          -
Descalso Howard                   Monthly       $   8,585.00                 0                 $          -
One Wilshire Arcade               Monthly       $   7,938.44                 1                 $   7,938.44
Hatfield Philips                  Monthly       $   5,371.63                 0                 $          -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                    3RD PARTY*            INTERCOMPANY             TOTAL
                                                   --------------------------------------------------------------
Beginning of month balance                         $   98,611,787.00      $   5,817,959.31      $  104,429,746.31
Add: sales on account                              $               -      $              -      $               -
Less: customer credits                             $               -      $              -      $               -
Less: collections                                  $      (70,681.82)     $              -      $      (70,681.82)
Less: offsets                                      $               -      $              -      $               -
Less: application of customer deposits             $               -      $              -      $               -
                                                   --------------------------------------------------------------
End of month balance                               $   98,541,105.18      $   5,817,959.31      $  104,359,064.49
                                                   ==============================================================

0-30 Days                31-60 Days                  61-90 Days            Over 90 Days       End of Month Total
---------                ----------                  ----------            ------------       ------------------

$       -                $        -                $          -           $  98,541,105.18       $  98,541,105.18

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                        3RD PARTY           INTERCOMPANY            TOTAL
                                                    -------------------------------------------------------------
Beginning of month balance                          $   5,528,060.86      $   5,181,931.98      $   10,709,992.84
Add: sales on account**                             $      21,625.00      $              -      $       21,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $     (21,625.00)     $      21,625.00      $               -
   Net cash advanced by Parent or Affiliate         $              -      $              -      $               -
   Credit extended by Parent or Affiliate           $              -      $              -      $               -
   Amounts collected on behalf of Affiliate         $              -      $              -      $               -
Less: payments                                      $              -      $              -      $               -
                                                    -------------------------------------------------------------
End of month balance                                $   5,528,060.86      $   5,203,556.98      $   10,731,617.84
                                                    =============================================================

0-30 Days                31-60 Days                  61-90 Days            Over 90 Days       End of Month Total
---------                ----------                  ----------            ------------       ------------------
$       -                $        -                 $              -      $   5,528,060.86      $   5,528,060.86

 *Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2004

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes                  Yes (X)                No ( )

       2. FICA withholdings                     Yes (X)                No ( )

       3. Employee's withholdings               Yes (X)                No ( )

       4. Employer's FICA                       Yes (X)                No ( )

       5. Federal unemployment taxes            Yes (X)                No ( )

       6. State income tax                      Yes (X)                No ( )

       7. State employee withholdings           Yes (X)                No ( )

       8. All other state taxes                     See Note Below

       If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  ----------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 29, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                     $     14,068,162.77

RECEIPTS:
 1.  Receipts from Operations                                         $                 -
     Receipts from Operations (Received by Parent)                    $        148,046.08
 2.  Other Receipts                                                   $                 -
     Other Receipts (Received by Parent or Affiliate)                 $                 -
                                                                      -------------------
TOTAL RECEIPTS                                                        $        148,046.08
Less:  Receipts received by Parent or Affiliate                       $       (148,046.08)
                                                                      -------------------
ADJUSTED RECEIPTS                                                     $                 -

DISBURSEMENTS
 3. Net Payroll
     a. Officers                                                      $                 -
     b. Others                                                        $                 -
 4. Taxes
     a. Federal Income Taxes                                          $                 -
     b. FICA Withholdings                                             $                 -
     c. Employee's withholdings                                       $                 -
     d. Employer's FICA                                               $                 -
     e. Federal Unemployment Taxes                                    $                 -
     f. State Income Tax                                              $                 -
     g. State Employee withholdings                                   $                 -
     h. All other state taxes

 5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                                   $                 -
     b. Utilities                                                     $                 -
     c. Insurance                                                     $                 -
     d. Merchandise bought for manufacture or sell                    $                 -
     e. Other necessary expenses
        Computer Access/Hosting Services                              $         22,825.00
        Commissions on accounts receivable collections                $                 -
        Other                                                         $                 -
                                                                      -------------------

TOTAL DISBURSEMENTS                                                   $         22,825.00
Less: Disbursements paid by Parent/Affiliate                          $        (22,825.00)
                                                                      -------------------
ADJUSTED DISBURSEMENTS                                                $                 -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                   $                 -

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                               $                 -
                                                                      -------------------

ENDING BALANCE IN Citibank                                            $          8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                     $     12,490,993.07
ENDING BALANCE IN BofA-Dallas TX                                      $      1,568,736.80

                                                                      -------------------
ENDING BALANCE IN ALL ACCOUNTS                                        $     14,068,162.77
                                                                      ===================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

                       RECEIVED INTO PARENT'S BANK ACCOUNT

     DATE RECEIVED               DESCRIPTION              AMOUNT
     -------------               -----------              -------
Receipts from Operations:

         3/2/2004                  Emerson              $ 11,682.44
         3/2/2004                 ARC Phone               68,181.82
         3/3/2004                 ARC Phone               68,181.82

                                                        ------------
                                                        $ 148,046.08
                                                        ============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF INVENTORY

Beginning Inventory                            $                 -
Add: purchases                                 $                 -
Less: goods sold                               $                 -
                                               -------------------
Ending inventory                               $                 -
                                               ===================

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                  $                 -
Payroll taxes due but unpaid                   $                 -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                               DATE REGULAR         AMOUNT OF             NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR       PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------       --------------     ---------------     --------------------     -------------------
TMR, Inc                         Monthly           $  40,174.00               0                  $           -
New World Tower Partners         Monthly           $  12,651.40               0                  $           -
Quinby Building Inc              Monthly           $  10,087.82               2                  $   20,175.64
111 Eight Ave, LLC               Monthly           $  42,485.59               0                  $           -
Descalso Howard                  Monthly           $   8,585.00               0                  $           -
One Wilshire Arcade              Monthly           $   7,938.44               1                  $    7,938.44
Hatfield Philips                 Monthly           $   5,371.63               0                  $           -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF AGED RECEIVABLES


ACCOUNTS RECEIVABLE                                    3RD PARTY*           INTERCOMPANY              TOTAL
                                                   --------------------------------------------------------------
Beginning of month balance                         $   98,541,105.18      $   5,817,959.31      $  104,359,064.49
Add: sales on account                              $               -      $              -      $               -
Less: customer credits                             $               -      $              -      $               -
Less: collections                                  $     (148,046.08)     $     148,046.08      $               -
Less: offsets                                      $               -      $              -      $               -
Less: application of customer deposits             $               -      $              -      $               -
                                                   --------------------------------------------------------------
End of month balance                               $   98,393,059.10      $   5,966,005.39      $  104,359,064.49
                                                   ==============================================================

0-30 Days             31-60 Days                       61-90 Days           Over 90 Days        End of Month Total
---------             ----------                       ----------           ------------        ------------------
$       -             $        -                   $               -      $  98,393,059.10      $   98,393,059.10

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY            INTERCOMPANY             TOTAL
                                                   --------------------------------------------------------------
Beginning of month balance                         $    5,528,060.86      $   5,203,556.98      $   10,731,617.84
Add: sales on account**                            $       22,825.00      $              -      $       22,825.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $      (22,825.00)     $      22,825.00      $               -
   Net cash advanced by Parent or Affiliate        $               -      $              -      $               -
   Credit extended by Parent or Affiliate          $               -      $              -      $               -
   Amounts collected on behalf of Affiliate        $               -      $              -      $               -
Less: payments                                     $               -      $              -      $               -
                                                   --------------------------------------------------------------
End of month balance                               $    5,528,060.86      $   5,226,381.98      $   10,754,442.84
                                                   ==============================================================

0-30 Days             31-60 Days                       61-90 Days           Over 90 Days        End of Month Total
---------             ----------                       ----------           ------------        ------------------
$       -             $        -                   $               -      $   5,528,060.86      $    5,528,060.86

 *Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 29, 2004

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1. Federal income taxes               Yes (X)                  No ( )

       2. FICA withholdings                  Yes (X)                  No ( )

       3. Employee's withholdings            Yes (X)                  No ( )

       4. Employer's FICA                    Yes (X)                  No ( )

       5. Federal unemployment taxes         Yes (X)                  No ( )

       6. State income tax                   Yes (X)                  No ( )

       7. State employee withholdings        Yes (X)                  No ( )

       8. All other state taxes                  See Note Below

       If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  ----------------------------------------
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                            $14,068,162.77

RECEIPTS:
      1.  Receipts from Operations                           $    69,605.03
      2.  Other Receipts                                     $            -
          Other Receipts (Received by Parent or Affiliate)   $            -
                                                             --------------
TOTAL RECEIPTS                                               $    69,605.03
Less:  Receipts received by Parent or Affiliate              $            -
                                                             --------------
ADJUSTED RECEIPTS                                            $    69,605.03

DISBURSEMENTS
      3. Net Payroll
          a. Officers                                        $            -
          b. Others                                          $            -
      4. Taxes
          a. Federal Income Taxes                            $            -
          b. FICA Withholdings                               $            -
          c. Employee's withholdings                         $            -
          d. Employer's FICA                                 $            -
          e. Federal Unemployment Taxes                      $            -
          f. State Income Tax                                $            -
          g. State Employee withholdings                     $            -
          h. All other state taxes

      5. Necessary Expenses (Paid by Parent or Affiliate)
          a. Rent or mortgage payment(s)                     $            -
          b. Utilities                                       $            -
          c. Insurance                                       $            -
          d. Merchandise bought for manufacture or sell      $            -
          e. Other necessary expenses
             Computer Access/Hosting Services                $    22,310.00
             U.S. Trustee Fee                                $       500.00
             Other                                           $            -
                                                             --------------

TOTAL DISBURSEMENTS                                          $    22,810.00
Less: Disbursements paid by Parent/Affiliate                 $   (22,810.00)
                                                             --------------
ADJUSTED DISBURSEMENTS                                       $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $    69,605.03

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                      $   148,046.08
                                                             --------------

ENDING BALANCE IN Citibank                                   $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                            $12,708,644.18
ENDING BALANCE IN BofA-Dallas TX                             $ 1,568,736.80

                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                               $14,285,813.88
                                                             ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank:            Bank of America
Location:        Atlanta, GA
Account Name:    BofA-Atlanta GA
Account Number:  329979536

       DATE RECEIVED        DESCRIPTION     AMOUNT
       -------------        -----------   -----------
Receipts from Operations:

          3/3/2004           ARC Phone      68,181.82
         3/30/2004             Supply        1,423.21
                                          -----------
                                          $ 69,605.03
                                          ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory  $ -
Add: purchases       $ -
Less: goods sold     $ -
                     ---
Ending inventory     $ -
                     ===

PAYROLL INFORMATION STATEMENT

Gross payroll for this period  $ -
Payroll taxes due but unpaid   $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR       AMOUNT OF            NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE   REGULAR PAYMENT    PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
------------------------   --------------   ----------------   -------------------   -------------------
TMR, Inc                      Monthly          $40,174.00              0                 $        -
New World Tower Partners      Monthly          $12,651.40              0                 $        -
Quinby Building Inc           Monthly          $10,087.82              2                 $20,175.64
111 Eight Ave, LLC            Monthly          $42,485.59              0                 $        -
Descalso Howard               Monthly          $ 8,585.00              0                 $        -
One Wilshire Arcade           Monthly          $ 7,938.44              1                 $ 7,938.44
Hatfield Philips              Monthly          $ 5,371.63              0                 $        -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                   3RD PARTY*        INTERCOMPANY           TOTAL
                                                    ---------------    ---------------    ----------------
           Beginning of month balance               $ 98,393,059.10    $  5,966,005.39    $104,359,064.49
           Add: sales on account                    $             -    $             -    $             -
           Less: customer credits                   $             -    $             -    $             -
           Less: collections                        $    (69,605.03)   $   (148,046.08)   $   (217,651.11)
           Less: offsets                            $             -    $             -    $             -
           Less: application of customer deposits   $             -    $             -    $             -
                                                    ---------------    ---------------    ---------------
           End of month balance                     $ 98,323,454.07    $  5,817,959.31    $104,141,413.38
                                                    ===============    ===============    ===============

0-30 Days               31-60 Days                    61-90 Days         Over 90 Days    End of Month Total
---------               ----------                  ---------------    ---------------   ------------------
  $ -                      $ -                            $ -          $ 98,323,454.07    $  98,323,454.07

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                3RD PARTY        INTERCOMPANY          TOTAL
                                                              --------------    --------------   ------------------
           Beginning of month balance                         $ 5,528,060.86    $ 5,226,381.98     $10,754,442.84
           Add: sales on account**                            $    22,810.00    $            -     $    22,810.00
           Add: intercompany activity
              Expenses paid directly by Parent or Affiliate   $   (22,810.00)   $    22,810.00     $            -
              Net cash advanced by Parent or Affiliate        $            -    $            -     $            -
              Credit extended by Parent or Affiliate          $            -    $            -     $            -
              Amounts collected on behalf of Affiliate        $            -    $            -     $            -
           Less: payments                                     $            -    $            -     $            -
                                                              --------------    --------------     --------------
           End of month balance                               $ 5,528,060.86    $ 5,249,191.98     $10,777,252.84
                                                              ==============    ==============     ==============

0-30 Days                     31-60 Days                        61-90 Days       Over 90 Days    End of Month Total
---------                     ----------                      --------------    --------------   ------------------
   $ -                          $ -                                $ -          $ 5,528,060.86     $ 5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes         Yes (X)              No ( )

2. FICA withholdings            Yes (X)              No ( )

3. Employee's withholdings      Yes (X)              No ( )

4. Employer's FICA              Yes (X)              No ( )

5. Federal unemployment taxes   Yes (X)              No ( )

6. State income tax             Yes (X)              No ( )

7. State employee withholdings  Yes (X)              No ( )

8. All other state taxes            See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                _____________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6